SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-S18)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-82332              75-2006294
          --------                      ---------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)       Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Item 5.  Other Events.
         -------------
               On December 30, 2002, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2002-S18, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2002, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as Trustee.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable
               (b)    Not applicable
               (c)    Exhibits:

               1. Series Supplement, dated as of December 1, 2002, to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2002, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:   /s/Julie Malanoski
                                            Name: Julie Malanoski
                                            Title: Vice President


Dated:December 30, 2002

                                     EXHIBIT